Exhibit 99.2

First Quarter FY 2014 Conference Call February 5, 2014

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 2 Agenda Introduction Company Highlights Business Update Financial Overview Questions & Answers Mark Davidson Investor Relations Randy Snyder Chairman, Chief Executive Officer and President Hal Weinstein Executive Vice President, Sales and Marketing Greg Hann Executive Vice President, Chief Financial Officer

Information is Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco, Haas, the proposed acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Wesco and Haas, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed acquisition; risks that the businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the condition of the aerospace industry; reductions in military spending; business risks as a result of supplying equipment and services to the U.S. Government; risks associated with the Company’s long-term, fixed-price agreements, which have no guarantee of future sales volume; risks associated with the loss of a significant customer; the Company’s failure to compete successfully in its highly competitive global industry; risks associated with the Company’s rapid expansion; supply-chain risk; the Company’s dependence on complex information technology; and the Company’s dependence on key personnel. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Wesco’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this communication (including information included or incorporated by reference herein) are based upon information available to Wesco as of the date hereof, and Wesco undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company discloses Adjusted EBITDA and Adjusted Net Income, which are non-GAAP measures its management uses to evaluate its business, because it believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and it presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance. See the Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Income to GAAP net income.

First quarter revenues of $224.7 million compared to $211.2 million in the prior year period, an increase of 6.4% First quarter Adjusted EBITDA of $44.5 million, compared to $43.6 million for the same period last year Adjusted Net Income for the first quarter of $25.9 million compared to $24.1 million for the same period last year Adjusted Diluted EPS of $0.27 compared to $0.25 last year Reiterating 2014 guidance – Pre Haas Acquisition Revenue in the range of $975.0 million to $1.01 billion Adjusted Diluted EPS in the range of $1.31 to $1.37 Information is Wesco Aircraft Proprietary Visit www.wescoair.com 4 First Quarter FY 2014 Highlights

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 5 Strategic Acquisition of Haas Group Inc. Haas is a leading global provider of chemical supply chain management (“CSCM”) solutions to the commercial aerospace, airline, military, energy, and other markets Headquartered in West Chester, PA, with over 1,300 employees and 35 distribution hubs and forward stocking locations around the world Compelling strategic combination: Acquisition of a leader in the large and growing area of CSCM, with an addressable market currently estimated at more than $2 billion Strong customer value proposition, helping customers to reduce costs and comply with increasingly complex regulatory requirements for chemical usage Haas’ proprietary IT system (tcmIS) that interfaces directly with customer and supplier enterprise resource planning systems Significant expansion of Wesco’s customer base; many opportunities to increase sales by leveraging and cross–selling into each company’s respective base of customers Addition of more than 125,000 SKUs from over 5,000 suppliers Experienced senior management team with a proven record of success; business will continue to be led by the current CEO, Thad Fortin

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 6 Other Considerations 2012 Revenues of $573.5 million Gross margin profile similar to our EPG business Nature of the commodities does not require purchasing as far in advance nor in as large a volume as in Wesco’s core hardware business Opportunities for Adjusted EBITDA margin improvement through operating leverage Expect transaction to be accretive to Adjusted Diluted EPS Initial view in the range of approximately 8% to 10% in first full fiscal year Additional financial information to be provided upon closing Committed financing provided by a group of lenders led by BofA Merrill Lynch New $525 million Term Loan B, cash on hand and borrowing under existing $200 million revolving credit facility Attractive interest rates Pro forma leverage (based on credit agreement definition) in the range of 4.0-4.5x EBITDA

Fourth quarter revenue of $224.7 million, up 6.4% year over year Rest of World external sales increased 19.6% compared to the prior year period North America external sales increased by 4.7% compared to the prior year period Adjusted EBITDA for Q1 2014 of $44.5 million, compared to $43.6 million in Q1 2013 Adjusted Net Income for Q1 2014 of $25.9 million and Adjusted Diluted EPS of $0.27 +6.4% Information is Wesco Aircraft Proprietary Visit www.wescoair.com 7 First Quarter FY 2014 Financial Results Revenue & Mix Adjusted EBITDA & Adjusted Diluted EPS +2.1%

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 8 Full Year FY 2014 Outlook Revenue forecast (in millions): $975 - $1,010 Diluted EPS forecast: $1.25 - $1.31 Adjusted Diluted EPS forecast: $1.31 - $1.37 Full Year FY 2014 Outlook – Pre Haas Acquisition Guidance

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 9 APPENDIX

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 10 Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization of or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) Carlyle Acquisition related non-cash stock-based compensation expense, (iv) depreciation and amortization and (v) unusual or non-recurring items. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 11 Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended December 31, 2013 December 31, 2012 EBITDA & Adjusted EBITDA Net income $24,370 $18,426 Provision for income taxes 12,775 9,417 Interest and other, net 4,222 11,377 Depreciation and amortization 3,051 2,916 EBITDA 44,418 42,136 Unusual or non-recurring items 113 1,454 Adjusted EBITDA $44,531 $43,590 Adjusted Net Income Net income $24,370 $18,426 Amortization of intangible assets 1,651 1,663 Amortization of deferred financing costs 524 5,664 Unusual or non-recurring items 113 1,454 Adjustments for tax effect (760) (3,082) Adjusted Net Income $25,897 $24,125 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 94,869 92,514 Adjusted Net Income Per Basic Shares $0.27 $0.26 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 96,963 95,179 Adjusted Net Income Per Diluted Shares $0.27 $0.25